                                                                   EXHIBIT 10.41

                            SERVICE MARK ASSIGNMENT
                            -----------------------

          This Service Mark Assignment (hereinafter referred to as "Assignment") is effective as of the 5th day of November, 1998, by and between REALBID LLC, a California limited liability company, having its principal place of business at 700 Larkspur Landing Circle, Suite 199, Larkspur, California 94939 (hereinafter referred to as "Assignor") and COMPS INFOSYSTEMS, INC., a Delaware corporation, having its principal place of business at 9888 Carroll Centre Road, Suite 100, San Diego, CA 92126 (hereinafter referred to as "Assignee").

          WHEREAS, the parties have entered into a certain Asset Purchase Agreement dated as of November 6, 1998, pursuant to which the parties are entering into this Assignment;

          WHEREAS, Assignor is willing to assign to Assignee all rights, title, and interest that Assignor may possess throughout the world in an to the service mark set forth on Schedule A (which is attached hereto and incorporated herewith by reference), and all other rights appurtenant thereto, including, but not limited to, all common law rights, title, and interest, trademark, trade name, trade dress or similar rights, and the right to recover for past infringement of any of the foregoing in the United States of America and in all other countries and jurisdictions of the world in and to said service mark and all applications and eventual registrations thereof (hereinafter collectively referred to as the "Service Mark") and any goodwill associated with and symbolized by the Service mark which Assignor has acquired and not abandoned;

          WHEREAS, in order to avoid any doubt as to Assignor's assignment of any and all rights that Assignor may have in and to the Service Mark, Assignor further wishes to quitclaim to Assignee all rights, title, and interest which Assignor may possess throughout the world in and to the Service Mark; and

          WHEREAS, Assignee is desirous of acquiring all such rights, title and interest in and to the Service Mark throughout the world

          NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns, and further hereby quitclaims to Assignee, all rights, title and interest and Assignor may possess in and to the Service Mark throughout the world, together with the goodwill symbolized by said Service Mark, concurrent with the transfer of certain tangible assets as indicia of said goodwill pursuant to the transactions contemplated by the Asset Purchase Agreement.

          Executed at San Diego, California this 5th day of November, 1998.

                              On behalf of REALBID LLC,
                              a California limited liability company


                              By:  /s/ ROBERT A. POTTER
                                  ----------------------------------------
                                  Robert A. Potter, Manager


                              By:  /s/ EMMETT DeMOSS
                                  ----------------------------------------
                                  Emmett DeMoss, Manager
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                                   SCHEDULE A
                                   ----------

Service Mark                                             Application Number
------------                                             ------------------

REALBID                                                  75/277,110
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                                ACKNOWLEDGEMENT


STATE OF CALIFORNIA     )
                        )   ss.
COUNTY OF MARIN         )


          On this 5th day of November, in the year 1998, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Robert A. Potter and Emmett DeMoss personally known to me (or proved to me on
                                   ----------------------
the basis of satisfactory evidence) to be the person whose names are subscribed to the within instrument and acknowledged to me that they respectively execute the same in their authorized capacities, and that by their signatures on the instrument the persons executed the instrument.

          IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate above written.


[SEAL]


                                     /s/  TROY L. SWANN
                                   --------------------------------------
                                   Notary Public in and for the
                                   aforesaid County and State